Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER EARNINGS RESULTS

ABILENE, Texas, April 18, 2019—The Board of Directors of First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the first quarter of 2019 of $38.25 million, up $3.73 million when compared with earnings of $34.52 million in the same quarter last year. Basic earnings per share were $0.56 for the first quarter of 2019 compared with $0.51 in the same quarter a year ago.

Net interest income for the first quarter of 2019 was $69.51 million compared with $65.45 million in the same quarter of 2018. The net interest margin, on a taxable equivalent basis, was 4.00 percent for the first quarter of 2019 compared to 4.02 percent in the fourth quarter of 2018 and 3.88 percent in the first quarter of 2018. Included in interest income for the first quarter of 2019 was $466 thousand, or two basis points in net interest margin, related to discount accretion from fair value accounting related to the Kingwood and Orange acquisitions.

The provision for loan losses was $965 thousand in the first quarter of 2019 compared with $1.80 million in the fourth quarter of 2018 and $1.31 million in the first quarter of 2018. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.74 percent at March 31, 2019, compared with 0.75 percent at December 31, 2018, and 0.66 percent at March 31, 2018. Classified loans totaled $118.43 million at March 31, 2019, compared to $126.30 million at December 31, 2018, and $124.06 million at March 31, 2018.

Noninterest income in the first quarter of 2019 rose to $24.44 million compared with $24.42 million in the same quarter a year ago. Trust fees increased $75 thousand to $6.98 million in the first quarter of 2019 compared with $6.90 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $6.06 billion from $5.23 billion a year ago. Service charges on deposits increased 5.98 percent to $5.18 million compared with $4.88 million in the same quarter a year ago due to continued growth in net new accounts. Real estate mortgage fees increased 18.45 percent in the first quarter of 2019 to $3.47 million compared with $2.93 million in the same quarter a year ago. Offsetting these increases in the first quarter of 2019 was a decrease in gain on sale of securities of $1.22 million when compared to the same quarter of 2018.

Noninterest expense for the first quarter of 2019 totaled $47.37 million compared to $47.80 million in the first quarter of 2018. The Company’s efficiency ratio in the first quarter of 2019 was 49.46 percent compared with 51.76 percent in the same quarter last year. The decrease in noninterest expense in the first quarter of 2019 when compared to the same quarter a year ago was primarily related to the Company recording $1.55 million in the first quarter of 2018 related to contract termination and conversion costs associated with the Kingwood acquisition. During the first quarter of 2019, salary and employee benefit costs rose to $27.42 million compared to $26.20 million in the same quarter a year ago, primarily driven by annual merit-based pay increases and the recognition of $900 thousand resulting from the Company’s continued efforts to terminate its frozen defined benefit pension plan.

As of March 31, 2019, consolidated assets for the Company totaled $7.95 billion compared to $7.73 billion at December 31, 2018 and $7.57 billion at March 31, 2018. Loans totaled $4.00 billion at quarter end compared with loans of $3.98 billion at December 31, 2018, and $3.75 billion at March 31, 2018. Deposits totaled $6.35 billion at March 31, 2019, compared to $6.18 billion at December 31, 2018, and $6.19 billion at March 31, 2018. Shareholders’ equity rose to $1.11 billion as of March 31, 2019, compared with $1.05 billion at December 31, 2018, and $969.81 million at March 31, 2018.

“We are pleased to report a good first quarter for 2019 with solid earnings performance, as well as growth in loans and deposits,” said F. Scott Dueser, Chairman, President and CEO. “We continue to work diligently to reduce expenses to improve our bottom line while looking for acquisition opportunities to better utilize our strong capital position and increase our return to our shareholders.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 73 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with eight locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

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Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2019	2018
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
ASSETS
Cash and due from banks	$176,278	$207,835	$164,998	$178,217	$130,979
Interest-bearing deposits in banks	197,758	40,812	34,511	99,499	67,060
Interest-bearing time deposits in banks	1,458	1,458	1,458	1,458	1,458
Fed funds sold	12,825	—	—	8,450	—
Investment securities	3,212,812	3,158,777	3,144,367	3,197,567	3,276,193
Loans	4,003,606	3,975,308	3,885,536	3,855,769	3,747,081
Allowance for loan losses	(51,585)	(51,202)	(50,871)	(49,951)	(49,499)

Net loans	3,952,021	3,924,106	3,834,665	3,805,818	3,697,582
Premises and equipment	135,321	133,421	130,815	130,366	126,446
Goodwill	171,565	171,565	171,565	171,565	171,565
Other intangible assets	2,850	3,118	3,342	3,620	4,004
Other assets	83,007	90,762	85,510	88,910	92,162

Total assets	$7,945,895	$7,731,854	$7,571,231	$7,685,470	$7,567,449

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$2,165,745	$2,116,107	$2,146,984	$2,105,953	$2,111,116
Interest-bearing deposits	4,184,996	4,064,282	3,998,298	4,104,654	4,079,647

Total deposits	6,350,741	6,180,389	6,145,282	6,210,607	6,190,763
Borrowings	382,711	468,706	380,760	456,935	372,155
Other liabilities	104,921	29,464	49,450	32,300	34,717
Shareholders' equity	1,107,522	1,053,295	995,739	985,628	969,814

Total liabilities and shareholders' equity	$7,945,895	$7,731,854	$7,571,231	$7,685,470	$7,567,449

	Quarter Ended
	2019	2018
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
INCOME STATEMENTS
Interest income	$76,901	$76,481	$74,049	$72,078	$69,082
Interest expense	7,387	6,207	4,623	4,467	3,633

Net interest income	69,514	70,274	69,426	67,611	65,449
Provision for loan losses	965	1,800	1,450	1,105	1,310

Net interest income after provision for loan losses	68,549	68,474	67,976	66,506	64,139
Noninterest income	24,437	24,797	27,055	25,488	24,423
Noninterest expense	47,367	48,235	47,506	47,144	47,798

Net income before income taxes	45,619	45,036	47,525	44,850	40,764
Income tax expense	7,367	6,599	7,475	7,217	6,245

Net income	$38,252	$38,437	$40,050	$37,633	$34,519

PER COMMON SHARE DATA
Net income—basic	$0.56	$0.57	$0.59	$0.56	$0.51
Net income—diluted	0.56	0.56	0.59	0.55	0.51
Cash dividends declared	0.21	0.21	0.21	0.21	0.19
Book Value	16.33	15.55	14.71	14.57	14.34
Market Value	$57.78	$57.69	$59.10	$50.90	$46.30
Shares outstanding—end of period	67,840,210	67,753,133	67,693,586	67,669,658	67,612,760
Average outstanding shares—basic	67,747,127	67,676,204	67,635,058	67,597,275	67,527,010
Average outstanding shares—diluted	68,143,431	68,095,612	68,053,724	67,924,168	67,799,545
PERFORMANCE RATIOS
Return on average assets	2.00%	2.00%	2.10%	1.98%	1.84%
Return on average equity	14.51	15.18	16.00	15.53	14.74
Return on average tangible equity	17.34	18.38	19.42	18.94	17.82
Net interest margin (tax equivalent)	4.00	4.02	4.01	3.92	3.88
Efficiency ratio	49.46	49.69	48.12	49.42	51.76

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2019	2018
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$51,202	$50,871	$49,951	$49,499	$48,156
Loans charged off	(1,464)	(2,081)	(945)	(949)	(471)
Loan recoveries	882	612	415	296	504

Net recoveries (charge-offs)	(582)	(1,469)	(530)	(653)	33
Provision for loan losses	965	1,800	1,450	1,105	1,310

Balance at end of period	$51,585	$51,202	$50,871	$49,951	$49,499

Allowance for loan losses / period-end loans	1.29%	1.29%	1.31%	1.30%	1.32%
Allowance for loan losses / nonperforming loans	177.41	176.22	194.25	182.31	209.80
Net charge-offs / average loans (annualized)	0.06	0.15	0.05	0.07	—
SUMMARY OF LOAN CLASSIFICATION
Special Mention	$45,275	$50,379	$36,450	$34,557	$40,079
Substandard	73,158	75,919	81,073	79,170	83,976
Doubtful	—	—	—	—	—

Total classified loans	$118,433	$126,298	$117,523	$113,727	$124,055

NONPERFORMING ASSETS
Nonaccrual loans	$28,508	$27,534	$25,587	$26,685	$22,752
Accruing troubled debt restructured loans	472	513	513	514	514
Accruing loans 90 days past due	97	1,008	88	200	327

Total nonperforming loans	29,077	29,055	26,188	27,399	23,593
Foreclosed assets	647	577	671	705	1,276

Total nonperforming assets	$29,724	$29,632	$26,859	$28,104	$24,869

As a % of loans and foreclosed assets	0.74%	0.75%	0.69%	0.73%	0.66%
As a % of end of period total assets	0.37	0.38	0.35	0.37	0.33
OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$107,335	$113,536	$112,039	$103,381	$86,218
Oil and gas loans as a % of total loans	2.68%	2.86%	2.88%	2.68%	2.30%
Classified oil and gas loans	4,255	3,894	4,861	5,001	10,485
Nonaccrual oil and gas loans	669	1,048	1,825	1,629	1,460
Net charge-offs for oil and gas loans	—	—	—	—	—
Allowance for oil and gas loans as a % of oil and gas loans	3.22%	3.23%	3.28%	3.48%	3.64%
CAPITAL RATIOS
Common equity Tier 1 capital ratio	19.86%	19.47%	19.19%	18.68%	18.43%
Tier 1 capital ratio	19.86	19.47	19.19	18.68	18.43
Total capital ratio	21.00	20.61	20.34	19.81	19.58
Tier 1 leverage	12.08	11.85	11.57	11.14	10.90
Equity to assets	13.94	13.62	13.15	12.82	12.82

	Quarter Ended
	2019	2018
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
NONINTEREST INCOME
Trust fees	$6,979	$6,915	$7,291	$7,070	$6,904
Service charges on deposits	5,176	5,713	5,690	5,375	4,884
ATM, interchange and credit card fees	6,840	6,962	7,533	7,041	6,996
Real estate mortgage fees	3,474	3,439	4,834	3,951	2,933
Net gain on sale of available-for-sale securities	—	8	58	67	1,221
Net gain (loss) on sale of foreclosed assets	69	(85)	84	19	99
Net gain (loss) on sale of assets	—	5	(61)	—	(91)
Interest on loan recoveries	338	332	199	289	119
Other noninterest income	1,561	1,508	1,427	1,676	1,358

Total noninterest income	$24,437	$24,797	$27,055	$25,488	$24,423

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$25,033	$23,908	$24,693	$24,545	$24,994
Loss from partial settlement of pension plan	900	1,546	—	—	—
Profit sharing expense	1,491	1,839	1,684	2,317	1,209
Net occupancy expense	2,763	2,583	2,900	2,806	2,883
Equipment expense	3,127	3,403	3,482	3,440	3,516
FDIC insurance premiums	538	565	570	632	566
ATM, interchange and credit card expenses	2,383	2,589	2,344	2,205	2,143
Legal, tax and professional fees	2,154	2,609	2,417	2,308	2,807
Audit fees	417	291	382	439	411
Printing, stationery and supplies	366	513	387	612	486
Amortization of intangible assets	269	223	279	384	387
Advertising and public relations	1,648	1,805	1,709	1,576	1,575
Operational and other losses	266	337	981	305	566
Software amortization and expense	923	755	540	479	524
Other noninterest expense	5,089	5,269	5,138	5,096	5,731

Total noninterest expense	$47,367	$48,235	$47,506	$47,144	$47,798

TAX EQUIVALENT YIELD ADJUSTMENT	$1,819	$1,996	$2,242	$2,289	$2,467

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Mar. 31, 2019			Three Months Ended Dec. 31, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$4,894	$34	2.79%	$1,620	$10	2.54%
Interest-bearing deposits in nonaffiliated banks	100,258	585	2.36	41,511	240	2.30
Taxable securities	1,924,863	13,289	2.76	1,957,638	13,384	2.73
Tax exempt securities	1,226,457	11,279	3.68	1,206,728	11,482	3.81
Loans	3,973,108	53,534	5.46	3,918,360	53,361	5.40

Total interest-earning assets	7,229,580	$78,721	4.42%	7,125,857	$78,477	4.37%
Noninterest-earning assets	508,368			493,244

Total assets	$7,737,948			$7,619,101

Interest-bearing liabilities:
Deposits	$4,144,091	$6,662	0.65%	$3,961,582	$5,092	0.51%
Fed funds purchased and other borrowings	408,641	726	0.72	484,054	1,115	0.91

Total interest-bearing liabilities	4,552,732	$7,388	0.66%	4,445,636	$6,207	0.55%
Noninterest-bearing liabilities	2,116,080			2,169,069
Shareholders' equity	1,069,136			1,004,396

Total liabilities and shareholders' equity	$7,737,948			$7,619,101

Net interest income and margin (tax equivalent)		$71,333	4.00%		$72,270	4.02%

	Three Months Ended Sept. 30, 2018			Three Months Ended June 30, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$3,377	$19	2.29%	$2,228	$13	2.32%
Interest-bearing deposits in nonaffiliated banks	88,118	450	2.03	59,373	258	1.74
Taxable securities	1,943,125	12,594	2.59	2,007,949	12,719	2.53
Tax exempt securities	1,213,212	11,459	3.78	1,281,757	12,001	3.75
Loans	3,845,836	51,769	5.34	3,797,341	49,376	5.22

Total interest-earning assets	7,093,668	$76,291	4.27%	7,148,648	$74,367	4.17%
Noninterest-earning assets	490,155			486,837

Total assets	$7,583,823			$7,635,485

Interest-bearing liabilities:
Deposits	$4,035,174	$4,329	0.43%	$4,076,522	$4,005	0.39%
Fed funds purchased and other borrowings	399,026	294	0.29	434,239	462	0.43

Total interest-bearing liabilities	4,434,200	$4,623	0.41%	4,510,761	$4,467	0.40%
Noninterest-bearing liabilities	2,156,258			2,152,451
Shareholders' equity	993,365			972,273

Total liabilities and shareholders' equity	$7,583,823			$7,635,485

Net interest income and margin (tax equivalent)		$71,668	4.01%		$69,900	3.92%

	Three Months Ended Mar. 31, 2018
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$6,215	$27	1.78%
Interest-bearing deposits in nonaffiliated banks	160,399	613	1.55
Taxable securities	1,826,391	11,354	2.49
Tax exempt securities	1,352,235	12,559	3.72
Loans	3,748,561	46,995	5.08

Total interest-earning assets	7,093,801	$71,548	4.09%
Noninterest-earning assets	497,049

Total assets	$7,590,850

Interest-bearing liabilities:
Deposits	$4,139,324	$3,519	0.34%
Fed funds purchased and other borrowings	357,414	113	0.13

Total interest-bearing liabilities	4,496,738	$3,632	0.33%
Noninterest-bearing liabilities	2,144,065
Shareholders' equity	950,047

Total liabilities and shareholders' equity	$7,590,850

Net interest income and margin (tax equivalent)		$67,916	3.88%